[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) CAPITAL
                OPPORTUNITIES SERIES


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) CAPITAL OPPORTUNITIES SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director

KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
INDEPENDENT TRUSTEES                                     General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001); Paragon Trade Brands, Inc. (disposable
Surgery; Harvard Medical School, Professor of            consumer products), Director (until January 2002)
Surgery

                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered
J. ATWOOD IVES (born 05/01/36) Trustee                   products for industrial and aerospace
Private investor; KeySpan Corporation (energy            applications), Director (until June
related services), Director; Eastern Enterprises         1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)


ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JOHN W. BALLEN (born 09/12/59) Trustee and               Executive Vice President and General Manager
President                                                (prior to September 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
                                                         President
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President


STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
S. Irfan Ali+                                            business day from 9 a.m. to 5 p.m. Eastern time.
Kenneth J. Enright+                                      (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf.)
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the twelve months ended December 31, 2002, Initial Class shares of the series provided a total return of -29.69%, and Service Class shares -29.83%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of -22.09% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

NEW PORTFOLIO TEAM IN PLACE
In early October, MFS named Irfan Ali and Kenneth Enright portfolio managers of the series. This new team combines the skills of two managers with distinct areas of expertise, blending the growth investment opportunities that Ali is finding with the value opportunities that Enright is uncovering. We believe this team will allow us to maintain a disciplined investment process with the goal of providing more consistent long-term performance.

The series will remain a diversified multi-cap offering seeking the best investment opportunities across the equity market.

Enright and Ali will each manage a portion of the series. Enright will utilize a disciplined value approach with an opportunistic focus on companies that are undergoing turnarounds or restructurings. Ali will apply a growth strategy, seeking well-positioned businesses that have a strong management strategy for the future. Both have the flexibility to invest across market capitalizations.

A CHALLENGING INVESTMENT ENVIRONMENT
It has been a difficult year -- despite the U.S. Federal Reserve's attempt to stimulate the economy. The market downturn during the period has been broad, affecting many sectors. Technology, utility and telecommunications stocks were especially hit hard, as these areas suffered from significant excess capacity.

As we move forward, we expect to see a return to more historic market returns, where individual stockpicking becomes important. This is where, we believe, MFS' Original Research will make a difference.

Some of the largest detractors during the period were several underperforming holdings in the retail sector. In particular, BJ's Wholesale, which operates warehouse clubs, and Home Depot, the world's largest home improvement retailer, both performed poorly.

Other detractors from performance included pharmaceutical company Wyeth, which was hurt by a Women's Health Initiative study that stated Wyeth's combination hormone-replacement therapy, Prempro, was found to increase the risk of breast cancer and coronary disease when taken on a long-term basis.

GOOD NEWS TO REPORT
Positive contributors to performance during the period were strong stock selection and being overweight in the leisure sector, where many of our investments focused on advertising-sensitive media franchises. Clear Channel Communications and Viacom both benefited from increased advertising spending.

Energy stocks, particularly those companies with any business in natural gas, also performed well because of increased demand and diminishing supply.

Individual securities that helped performance included Dell Computer and Pharmacia. Dell performed well as it increased market share even though the industry remained mired in a slump. Pharmacia rose after Pfizer announced an agreement to buy the company in an all-stock deal.

VALUE OPPORTUNITIES
We believe that opportunities exist in the financial services sector, particularly with companies such as Citigroup and Morgan Stanley, because of low valuations (valuation is the stock's price relative to fundamental factors such as earnings and book value). Property and casualty insurance providers The Hartford and Allstate were also attractive to us for the same reason. Each of these businesses has become more efficient through cost-cutting measures and may be well positioned to gain market share.

Utilities and communications is another sector with low valuations. One name in this area that has done very well is Verizon, which had strong cash flows and a high dividend yield. AT&T Wireless, which has a superior brand name and a relatively strong balance sheet, also remained attractive to us.

GROWTH OPPORTUNITIES
Throughout 2002, we saw an increase in advertising rates as broadcast television, radio, and outdoor advertising benefited from the Olympics in the summer and the U.S. election in the fall. We expect this trend to continue in 2003, and Viacom is one company that we have liked.

Health care is an area in which, historically, the series has not been heavily invested, but its valuations have come down in the past year as concerns over patent expirations have already been reflected in lower share prices. We believe for select pharmaceutical names, long-term, visible and accelerating growth trends coupled with attractive valuations are compelling. As a result, we've increased positions in companies such as Pfizer and Eli Lilly.

OUTLOOK
In the face of corporate spending and earnings projections that remain uncertain, we expect continued volatility in the near term. While we're not counting on a very strong or robust recovery, we do anticipate a modest improvement, which will present opportunities. Therefore, we believe that the portfolio's flexibility and research-driven stock selection process puts us in good position to spot and take advantage of these opportunities.
[Graphic Omitted]

/s/ S. Irfan Ali                                 /s/ Kenneth J. Enright

    S. Irfan Ali                                     Kenneth J. Enright
    Portfolio Manager                                Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES
S. Irfan Ali is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the strategic growth and multi-cap portfolios of our mutual funds, variable annuities, and offshore investment products, and the large-cap growth portfolios of our institutional accounts. Irfan joined MFS as a research analyst in 1993 after graduating from Harvard Business School with an M.B.A. degree and was named Assistant Vice President in 1996, Vice President in 1997, portfolio manager in 1999, and Senior Vice President in 2001. He completed his bachelor's degree at Harvard in 1989 and worked as a corporate finance analyst with First Boston Corp. before going to business school.

Kenneth J. Enright, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the value and multi-cap portfolios of our mutual funds and the total return, or balanced, portfolios of our mutual funds, variable annuities, and offshore investment products. Ken joined MFS in 1986 as a research analyst. He was named Assistant Vice President in 1987 and Vice President in 1988. He followed business services, coal, natural gas, oil, retail store, and supermarket stocks as an analyst prior to being named portfolio manager in 1993. He was named Senior Vice President in 1999. Ken is a graduate of Boston State College and received an M.B.A. degree from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Class Inception:  Initial Class  August 14, 1996
                  Service Class  May 1, 2000

Size: $113.3 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 2002. Index information is from August 1, 1996.)

                              MFS Capital
                            Opportunities            Standard & Poor's
                        Series - Initial Class        500 Stock Index
          "8/96"              $10,000                    $10,000
          "12/96"              10,878                     11,684
          "12/98"              17,444                     20,032
          "12/00"              24,777                     22,042
          "12/02"              13,330                     15,133

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                          1 Year     3 Years     5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return               -29.69%     -48.17%      -3.10%    +33.30%
--------------------------------------------------------------------------------
Average Annual Total Return           -29.69%     -19.67%      -0.63%    + 4.61%
--------------------------------------------------------------------------------

SERVICE CLASS                          1 Year     3 Years     5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return               -29.83%     -48.46%      -3.65%    +32.56%
--------------------------------------------------------------------------------
Average Annual Total Return           -29.83%     -19.82%      -0.74%    + 4.52%
--------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                       1 Year     3 Years     5 Years      Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#    -22.09%     -14.54%      -0.58%    + 6.67%
--------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 2002. Index information is from
    August 1, 1996.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 97.6%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 94.7%
  Advertising & Broadcasting - 0.7%
    Lamar Advertising Co., "A"*                                                         23,750       $    798,713
-----------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Nike, Inc., "B"                                                                      1,280       $     56,922
    Reebok International Ltd.*                                                           6,300            185,220
                                                                                                     ------------
                                                                                                     $    242,142
-----------------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Harley-Davidson, Inc.                                                               15,370       $    710,094
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.7%
    Bank of America Corp.                                                                9,220       $    641,435
    FleetBoston Financial Corp.                                                         54,580          1,326,294
                                                                                                     ------------
                                                                                                     $  1,967,729
-----------------------------------------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Abbott Laboratories, Inc.                                                           17,690       $    707,600
    Amgen, Inc.*                                                                        14,000            676,760
    Pharmacia Corp.                                                                     13,880            580,184
                                                                                                     ------------
                                                                                                     $  1,964,544
-----------------------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Affiliated Computer Services, Inc., "A"*                                            23,020       $  1,212,003
    International Business Machines Corp.                                               11,700            906,750
                                                                                                     ------------
                                                                                                     $  2,118,753
-----------------------------------------------------------------------------------------------------------------
  Business Services - 3.0%
    ARAMARK Corp.*                                                                      31,280       $    735,080
    Automatic Data Processing, Inc.                                                     24,140            947,495
    BISYS Group, Inc.*                                                                  37,500            596,250
    Concord EFS, Inc.*                                                                   5,090             80,117
    DST Systems, Inc.*                                                                   4,600            163,530
    First Data Corp.                                                                    23,930            847,361
                                                                                                     ------------
                                                                                                     $  3,369,833
-----------------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.9%
    Motorola, Inc.                                                                      76,740       $    663,801
    Telephone & Data Systems, Inc.                                                      30,720          1,444,454
                                                                                                     ------------
                                                                                                     $  2,108,255
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Lyondell Chemical Co.                                                                8,500       $    107,440
-----------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Dell Computer Corp.*                                                                25,160       $    672,778
    Intel Corp.                                                                         20,870            324,946
                                                                                                     ------------
                                                                                                     $    997,724
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.5%
    Microsoft Corp.*                                                                    50,220       $  2,596,374
    Symantec Corp.*                                                                      5,200            210,340
                                                                                                     ------------
                                                                                                     $  2,806,714
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    SunGard Data Systems, Inc.*                                                         28,130       $    662,743
    VERITAS Software Corp.*                                                             59,750            933,295
                                                                                                     ------------
                                                                                                     $  1,596,038
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.2%
    Cadence Design Systems, Inc.*                                                       26,920       $    317,387
    Network Associates, Inc.*                                                           13,800            222,042
    Oracle Corp.*                                                                      197,920          2,137,536
    Peoplesoft, Inc.*                                                                   49,280            902,317
                                                                                                     ------------
                                                                                                     $  3,579,282
-----------------------------------------------------------------------------------------------------------------
  Conglomerates - 2.3%
    General Electric Co.                                                                64,490       $  1,570,332
    Tyco International Ltd.                                                             59,530          1,016,772
                                                                                                     ------------
                                                                                                     $  2,587,104
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.5%
    Avon Products, Inc.                                                                  6,480       $    349,078
    Kimberly-Clark Corp.                                                                 4,400            208,868
                                                                                                     ------------
                                                                                                     $    557,946
-----------------------------------------------------------------------------------------------------------------
  Containers - 1.0%
    Owens Illinois, Inc.*                                                               54,520       $    794,901
    Smurfit-Stone Container Corp.*                                                      22,700            349,376
                                                                                                     ------------
                                                                                                     $  1,144,277
-----------------------------------------------------------------------------------------------------------------
  Electronics - 1.6%
    Analog Devices, Inc.*                                                               28,410       $    678,147
    Applied Micro Circuits Corp.*                                                       25,600             94,464
    Linear Technology Corp.                                                             15,370            395,317
    Maxim Integrated Products, Inc.                                                     11,010            363,770
    Texas Instruments, Inc.                                                             19,710            295,847
                                                                                                     ------------
                                                                                                     $  1,827,545
-----------------------------------------------------------------------------------------------------------------
  Energy - 1.0%
    ConocoPhillips, Inc.                                                                11,480       $    555,517
    TXU Corp.                                                                           33,760            630,637
                                                                                                     ------------
                                                                                                     $  1,186,154
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 5.4%
    AOL Time Warner, Inc.*                                                              51,640       $    676,484
    Clear Channel Communications, Inc.*                                                 20,560            766,682
    Fox Entertainment Group, Inc.*                                                      10,000            259,300
    Viacom, Inc., "B"*                                                                  86,522          3,526,637
    Walt Disney Co.                                                                     51,710            843,390
                                                                                                     ------------
                                                                                                     $  6,072,493
-----------------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.1%
    Citigroup, Inc.                                                                     77,012       $  2,710,052
    Federal Home Loan Mortgage Corp.                                                    36,340          2,145,877
    Goldman Sachs Group, Inc.                                                           10,330            703,473
    Merrill Lynch & Co., Inc.                                                           55,980          2,124,441
    Morgan Stanley Dean Witter & Co.                                                    26,810          1,070,255
    SLM Corp.                                                                            4,480            465,293
                                                                                                     ------------
                                                                                                     $  9,219,391
-----------------------------------------------------------------------------------------------------------------
  Financial Services - 1.4%
    Mellon Financial Corp.                                                              59,840       $  1,562,422
-----------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    PepsiCo, Inc.                                                                       22,200       $    937,284
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Bowater, Inc.                                                                       21,070       $    883,887
-----------------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.6%
    Praxair, Inc.                                                                       12,129       $    700,692
-----------------------------------------------------------------------------------------------------------------
  Insurance - 5.6%
    Allstate Corp.                                                                      20,200       $    747,198
    American International Group, Inc.                                                  11,860            686,101
    Arthur J. Gallagher & Co.                                                           13,540            397,805
    CIGNA Corp.                                                                          4,000            164,480
    Hartford Financial Services Group, Inc.                                             38,370          1,743,149
    MetLife, Inc.                                                                       11,830            319,883
    Nationwide Financial Services, Inc., "A"                                            22,360            640,614
    Safeco Corp.                                                                         5,400            187,218
    Travelers Property Casualty Corp.*                                                  85,112          1,246,891
    UnumProvident Corp.                                                                 11,010            193,116
                                                                                                     ------------
                                                                                                     $  6,326,455
-----------------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Danaher Corp.                                                                       12,890       $    846,873
    Deere & Co.                                                                         11,600            531,860
                                                                                                     ------------
                                                                                                     $  1,378,733
-----------------------------------------------------------------------------------------------------------------
  Media - 0.3%
    Westwood One, Inc.*                                                                  8,040       $    300,374
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 10.5%
    Alcon, Inc.*                                                                         4,180       $    164,901
    Baxter International, Inc.                                                          20,770            581,560
    Eli Lilly & Co.                                                                     36,530          2,319,655
    Forest Laboratories, Inc.*                                                           7,630            749,419
    Johnson & Johnson Co.                                                               30,840          1,656,416
    Merck & Co., Inc.                                                                   23,470          1,328,637
    Pfizer, Inc.                                                                       127,755          3,905,470
    Schering Plough Corp.                                                               55,840          1,239,648
                                                                                                     ------------
                                                                                                     $ 11,945,706
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.0%
    Express Scripts, Inc.*                                                               4,180       $    200,807
    Genzyme Corp.*                                                                      20,941            619,247
    Medimmune, Inc.*                                                                    12,030            326,855
                                                                                                     ------------
                                                                                                     $  1,146,909
-----------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.2%
    Alcoa, Inc.                                                                         53,160       $  1,210,985
    Phelps Dodge Corp.*                                                                  4,500            142,425
                                                                                                     ------------
                                                                                                     $  1,353,410
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 4.2%
    BJ Services Co.*                                                                    22,050       $    712,436
    Cooper Cameron Corp.*                                                               18,620            927,648
    GlobalSantaFe Corp.                                                                 42,465          1,032,749
    Noble Corp.*                                                                        40,910          1,437,986
    Schlumberger Ltd.                                                                   15,080            634,717
                                                                                                     ------------
                                                                                                     $  4,745,536
-----------------------------------------------------------------------------------------------------------------
  Oils - 3.1%
    Apache Corp.                                                                        13,830       $    788,172
    Devon Energy Corp.                                                                  35,270          1,618,893
    Occidental Petroleum Corp.                                                          38,250          1,088,212
                                                                                                     ------------
                                                                                                     $  3,495,277
-----------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Wyeth, Inc.                                                                          9,163       $    342,696
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    New York Times Co.                                                                  13,560       $    620,099
-----------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.7%
    Starwood Hotels & Resorts Co.                                                       35,230       $    836,360
-----------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.4%
    Brinker International, Inc.*                                                        13,400       $    432,150
    Hilton Hotels Corp.                                                                 33,410            424,641
    McDonald's Corp.                                                                    33,180            533,534
    Outback Steakhouse, Inc.                                                             6,320            217,661
                                                                                                     ------------
                                                                                                     $  1,607,986
-----------------------------------------------------------------------------------------------------------------
  Retail - 6.9%
    Best Buy Co., Inc.*                                                                  2,440       $     58,926
    Gap, Inc.                                                                           30,580            474,602
    Home Depot, Inc.                                                                    60,330          1,445,507
    Kohl's Corp.*                                                                       10,350            579,083
    Limited Brands, Inc.                                                                21,330            297,127
    Lowe's Cos., Inc.                                                                    6,320            237,000
    May Department Stores Co.                                                           12,700            291,846
    Sears, Roebuck & Co.                                                                93,510          2,239,564
    Target Corp.                                                                        23,650            709,500
    Wal-Mart Stores, Inc.                                                               28,520          1,440,545
                                                                                                     ------------
                                                                                                     $  7,773,700
-----------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    Illinois Tool Works, Inc.                                                            8,860       $    574,660
-----------------------------------------------------------------------------------------------------------------
  Supermarkets - 1.8%
    Kroger Co.*                                                                         91,640       $  1,415,838
    Safeway, Inc.*                                                                      24,900            581,664
                                                                                                     ------------
                                                                                                     $  1,997,502
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - 8.9%
    Advanced Fibre Communications, Inc.*                                                31,880       $    530,802
    AT&T Corp.                                                                          28,800            751,968
    AT&T Wireless Services, Inc.*                                                      433,240          2,447,806
    Cisco Systems, Inc.*                                                               120,110          1,573,441
    Comcast Corp., "A"*                                                                 15,283            360,220
    Comcast Corp.*                                                                      74,340          1,677,110
    EchoStar Communications Corp.*                                                      26,750            595,455
    Verizon Communications, Inc.                                                        55,300          2,142,875
    Winstar Communications, Inc.*                                                       29,730                 33
                                                                                                     ------------
                                                                                                     $ 10,079,710
-----------------------------------------------------------------------------------------------------------------
  Transportation - 0.6%
    Fedex Corp.                                                                          5,680       $    307,970
    United Parcel Service, Inc.                                                          5,480            345,678
                                                                                                     ------------
                                                                                                     $    653,648
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Calpine Corp.*                                                                     284,900       $    928,774
    NiSource, Inc.                                                                      96,640          1,932,800
                                                                                                     ------------
                                                                                                     $  2,861,574
-----------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    National Fuel Gas Co.                                                               10,100       $    209,373
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $107,296,164
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.9%
  Bermuda - 1.9%
    Accenture Ltd. (Business Services)*                                                 34,450       $    619,755
    Ace Ltd. (Insurance)                                                                25,590            750,811
    XL Capital Ltd. (Insurance)                                                         10,080            778,680
                                                                                                     ------------
                                                                                                     $  2,149,246
-----------------------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Alcan, Inc. (Metals)                                                                 9,990       $    294,905
-----------------------------------------------------------------------------------------------------------------
  France - 0.5%
    Aventis S.A. (Pharmaceuticals)                                                      11,560       $    627,731
-----------------------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*                             49,800       $    176,790
    Check Point Software Technologies Ltd. (Computer Software - Services)*               5,650             73,280
                                                                                                     ------------
                                                                                                         $250,070
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $  3,321,952
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $119,497,325)                                                         $110,618,116
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.0%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 01/02/03, total to be received
      $2,226,873 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                 $2,227       $  2,226,725
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $121,724,050)                                                    $112,844,841

Other Assets, Less Liabilities - 0.4%                                                                     469,848
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $113,314,689
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $121,724,050)            $112,844,841
  Investment of cash collateral for securities loaned, at
    identified cost and value                                           884,950
  Cash                                                                      152
  Receivable for investments sold                                     1,234,369
  Receivable for series shares sold                                     161,496
  Interest and dividends receivable                                     196,170
  Other assets                                                               37
                                                                   ------------
      Total assets                                                 $115,322,015
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $    821,409
  Payable for series shares reacquired                                  296,001
  Collateral for securities loaned, at value                            884,950
  Payable to affiliates -
    Management fee                                                        2,325
    Distribution fee (Service Class)                                         55
    Reimbursement fee                                                       465
    Accrued expenses and other liabilities                                2,121
                                                                   ------------
      Total liabilities                                            $  2,007,326
                                                                   ------------
Net assets                                                         $113,314,689
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $221,146,229
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (8,877,875)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (99,220,533)
  Accumulated undistributed net investment income                       266,868
                                                                   ------------
      Total                                                        $113,314,689
                                                                   ============
Shares of beneficial interest outstanding                           11,896,170
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $105,323,041 / 11,053,003 shares of
    beneficial interest outstanding)                                  $9.53
                                                                      =====

Service Class shares:
  Net asset value per share
    (net assets of $7,991,648 / 843,167 shares of
    beneficial interest outstanding)                                  $9.48
                                                                      =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  1,438,976
    Interest                                                            164,290
    Foreign taxes withheld                                              (15,571)
                                                                   ------------
      Total investment income                                      $  1,587,695
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,068,017
    Trustees' compensation                                                5,073
    Shareholder servicing agent fee                                      49,891
    Distribution fee (Service Class)                                     22,449
    Administrative fee                                                   15,625
    Custodian fee                                                        66,511
    Printing                                                             93,138
    Postage                                                                  77
    Auditing fees                                                        34,522
    Legal fees                                                              462
    Miscellaneous                                                         2,487
                                                                   ------------
      Total expenses                                               $  1,358,252
    Fees paid indirectly                                                 (7,795)
    Reduction of expenses by investment adviser                         (46,387)
                                                                   ------------
      Net expenses                                                 $  1,304,070
                                                                   ------------
        Net investment income                                      $    283,625
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(50,793,843)
    Foreign currency transactions                                       (16,055)
                                                                   ------------
      Net realized loss on investments and foreign
        currency transactions                                      $(50,809,898)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (3,216,797)
    Translation of assets and liabilities in foreign currencies             912
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (3,215,885)
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(54,025,783)
                                                                   ------------
          Decrease in net assets from operations                   $(53,742,158)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                            2002                        2001
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                    $    283,625                $     76,336
  Net realized loss on investments and foreign currency transactions        (50,809,898)                (47,811,749)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                              (3,215,885)                  4,839,647
                                                                           ------------                ------------
    Decrease in net assets from operations                                 $(53,742,158)               $(42,895,766)
                                                                           ------------                ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                               $    (68,974)               $     (8,769)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                   --                   (11,598,021)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                   --                      (610,183)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                   --                      (591,855)
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                   --                       (31,138)
                                                                           ------------                ------------
    Total distributions declared to shareholders                           $    (68,974)               $(12,839,966)
                                                                           ------------                ------------
Net increase (decrease) in net assets from series share transactions       $ (7,085,310)               $ 81,702,557
                                                                           ------------                ------------
      Total increase (decrease) in net assets                              $(60,896,442)               $ 25,966,825
Net assets:
  At beginning of period                                                    174,211,131                 148,244,306
                                                                           ------------                ------------
  At end of period (including accumulated undistributed net investment
    income of $266,868 and $68,272, respectively)                          $113,314,689                $174,211,131
                                                                           ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------
INITIAL CLASS SHARES                                   2002             2001             2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $13.55           $19.26           $21.74           $14.79          $11.68
                                                     ------           ------           ------           ------          ------
Income from investment operations# -
  Net investment income (loss)(S)                    $ 0.02           $ 0.01           $ 0.01           $(0.02)         $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (4.03)           (4.32)           (0.66)            7.02            3.11
                                                     ------           ------           ------           ------          ------
      Total from investment operations               $(4.01)          $(4.31)          $(0.65)          $ 7.00          $ 3.14
                                                     ------           ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.01)          $  -- +++        $  --            $  --           $(0.02)
  From net realized gain on investments and
    foreign currency transactions                       --             (1.33)           (1.83)           (0.05)          (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                   --             (0.07)             --               --              --
                                                     ------           ------           ------           ------          ------
      Total distributions declared to
        shareholders                                 $(0.01)          $(1.40)          $(1.83)          $(0.05)         $(0.03)
                                                     ------           ------           ------           ------          ------
Net asset value - end of period                      $ 9.53           $13.55           $19.26           $21.74          $14.79
                                                     ======           ======           ======           ======          ======
Total return                                         (29.69)%         (23.48)%          (3.66)%          47.42%          26.80%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                           0.90%            0.91%            0.94%            1.02%           1.02%
  Net investment income (loss)                         0.21%            0.06%            0.03%           (0.13)%          0.21%
Portfolio turnover                                      105%             102%             109%             152%            144%
Net assets at end of period
  (000 Omitted)                                    $105,323         $163,014         $140,043          $63,172         $23,908

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                 $ 0.02           $ 0.00           $ 0.01           $(0.02)         $ 0.02
        Ratios (to average net assets):
          Expenses##                                   0.93%            0.96%            0.93%            1.03%           1.11%
          Net investment income (loss)                 0.18%            0.01%            0.04%           (0.14)%          0.12%
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                  DECEMBER 31,                 PERIOD ENDED
                                                                       --------------------------------        DECEMBER 31,
SERVICE CLASS SHARES                                                         2002                  2001               2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $13.51                $19.24              $21.48
                                                                           ------                ------              ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.00)+++            $(0.02)             $(0.02)
  Net realized and unrealized loss on investments and foreign
    currency                                                                (4.03)                (4.31)              (2.22)
                                                                           ------                ------              ------
      Total from investment operations                                     $(4.03)               $(4.33)             $(2.24)
                                                                           ------                ------              ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                           $ --                  $(1.33)             $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                   (0.07)               --
                                                                           ------                ------              ------
      Total distributions declared to shareholders                         $ --                  $(1.40)             $ --
                                                                           ------                ------              ------
Net asset value - end of period                                            $ 9.48                $13.51              $19.24
                                                                           ======                ======              ======
Total return                                                               (29.83)%              (23.68)%            (11.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                 1.13%                 1.11%               1.12%+
  Net investment loss                                                       (0.01)%               (0.14)%             (0.11)%+
Portfolio turnover                                                            105%                  102%                109%
Net assets at end of period (000 Omitted)                                  $7,992               $11,197              $8,201

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                $(0.00)+++            $(0.03)             $(0.01)
        Ratios (to average net assets):
          Expenses##                                                         1.16%                 1.16%               1.11%+
          Net investment loss                                               (0.04)%               (0.19)%             (0.10)%+
  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 50 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $851,735. These loans were collateralized by cash of $884,950 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                      SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio         884,950           $884,950
                                                     -------           --------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $3,386 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $4,409 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                          DECEMBER 31, 2002   DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                                 $68,974         $ 7,496,374
    Long-term capital gain                             --             5,343,592
                                                    -------         -----------
    Total Distributions Paid                        $68,974         $12,839,966
                                                    =======         ===========

During the year ended December 31, 2002, accumulated undistributed net investment income decreased by $16,055 and accumulated net realized loss on investments and foreign currency transactions decreased by $16,055 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Undistributed ordinary income                  $    266,868
        Capital loss carryforward                       (95,229,947)
        Unrealized loss                                 (12,868,461)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($45,478,602) and December 31, 2010 ($49,762,723).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2002, aggregate unreimbursed expenses amounted to $198,072.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

              First $2 billion                        0.0175%
              Next $2.5 billion                       0.0130%
              Next $2.5 billion                       0.0005%
              In excess of $7 billion                 0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.23% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $146,018,507 and $142,448,731, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $125,714,636
                                                                 ------------
Gross unrealized depreciation                                    $(17,518,860)
Gross unrealized appreciation                                       4,649,065
                                                                 ------------
  Net unrealized depreciation                                    $(12,869,795)
                                                                 ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                            YEAR ENDED DECEMBER 31, 2002     YEAR ENDED DECEMBER 31, 2001
                                           -----------------------------    -----------------------------
                                                SHARES            AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                  3,056,392      $ 35,008,192       5,755,256     $ 88,943,833
Shares issued to shareholders in
  reinvestment of distributions                  5,580            68,974         753,933       12,198,638
Shares reacquired                           (4,035,240)      (42,835,084)     (1,752,713)     (25,538,531)
                                            ----------      ------------      ----------     ------------
    Net increase (decrease)                   (973,268)     $ (7,757,918)      4,756,476     $ 75,603,940
                                            ==========      ============      ==========     ============

Service Class shares
                                            YEAR ENDED DECEMBER 31, 2002     YEAR ENDED DECEMBER 31, 2001
                                           -----------------------------    -----------------------------
                                                SHARES            AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                    549,910      $  6,264,391         629,785     $  9,824,994
Shares issued to shareholders in
  reinvestment of distributions                   --                --            39,710          641,308
Shares reacquired                             (535,418)       (5,591,783)       (267,061)      (4,367,685)
                                            ----------      ------------      ----------     ------------
    Net increase                                14,492      $    672,608         402,434     $  6,098,617
                                            ==========      ============      ==========     ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $1,168. The series had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Capital Opportunities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Capital Opportunities Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Capital Opportunities Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc.,
500 Boylston Street, Boston, MA 02116.                        VVS-ANN 02/03 97M